================================================================================
                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-1810
                                                      --------

                             Oppenheimer Global Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
           ----------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                      Date of reporting period: 12/30/2011
                                                ----------
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

                                                          SHARES           VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS--100.1%
CONSUMER DISCRETIONARY--18.4%
AUTOMOBILES--1.6%
Bayerische Motoren Werke (BMW) AG, Preference            2,667,317   $    126,176,712
DIVERSIFIED CONSUMER SERVICES--0.0%
Zee Learn Ltd.(1)                                        1,750,446            392,248
HOTELS, RESTAURANTS & LEISURE--4.1%
Carnival Corp.                                           3,821,192        124,723,707
Lottomatica SpA(1)                                       1,909,296         28,572,916
McDonald's Corp.                                         1,795,690        180,161,578
                                                                     ----------------
                                                                          333,458,201
HOUSEHOLD DURABLES--0.6%
Sony Corp.                                               2,600,728         46,870,465
LEISURE EQUIPMENT & PRODUCTS--0.4%
Nintendo Co. Ltd.                                          214,700         29,567,624
MEDIA--4.5%
Grupo Televisa SA, Sponsored GDR                         4,541,084         95,635,229
McGraw-Hill Cos., Inc. (The)                             2,185,489         98,281,440
Walt Disney Co. (The)                                    3,755,600        140,835,000
Wire & Wireless India Ltd.(1)                            9,072,951          1,016,553
Zee Entertainment Enterprises Ltd.                      14,003,568         31,076,556
                                                                     ----------------
                                                                          366,844,778
MULTILINE RETAIL--0.9%
Pinault-Printemps-Redoute SA                               503,901         72,162,875
SPECIALTY RETAIL--3.8%
Abercrombie & Fitch Co., Cl. A                             296,210         14,466,896
Industria de Diseno Textil SA                            1,490,109        122,039,860
Kingfisher plc                                           6,604,770         25,714,620
Tiffany & Co.                                            2,212,758        146,617,345
                                                                     ----------------
                                                                          308,838,721
TEXTILES, APPAREL & LUXURY GOODS--2.5%
LVMH Moet Hennessy Louis Vuitton SA                        957,770        134,938,490
Tod's SpA                                                  786,398         63,947,395
                                                                     ----------------
                                                                          198,885,885
CONSUMER STAPLES--9.6%
BEVERAGES--4.2%
Carlsberg AS, Cl. B                                        683,173         48,175,276
Companhia de Bebidas das Americas, Sponsored ADR,
Preference                                               2,972,950        107,293,766
Fomento Economico Mexicano SA de CV, UBD                18,866,711        131,860,257
Grupo Modelo SA de CV, Series C                          8,122,689         51,222,644
                                                                     ----------------
                                                                          338,551,943
FOOD & STAPLES RETAILING--0.6%
E-Mart Co. Ltd.(1)                                         211,622         51,252,203
FOOD PRODUCTS--2.9%
Nestle SA                                                1,762,957        101,351,728
Unilever plc                                             3,942,540        132,434,371
                                                                     ----------------
                                                                          233,786,099


                          1 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

                                                    SHARES           VALUE
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.9%
Colgate-Palmolive Co.                              1,617,380   $    149,429,738
ENERGY--3.9%
ENERGY EQUIPMENT & SERVICES--2.5%
Technip SA                                         1,427,630        133,430,204
Transocean Ltd.                                    1,719,028         65,993,485
                                                               ----------------
                                                                    199,423,689
OIL, GAS & CONSUMABLE FUELS--1.4%
Total SA                                           1,865,592         95,374,211
YPF Sociedad Anonima SA, Sponsored ADR               579,110         20,083,535
                                                               ----------------
                                                                    115,457,746
FINANCIALS--14.1%
CAPITAL MARKETS--3.6%
Credit Suisse Group AG                             4,307,912        101,219,651
Goldman Sachs Group, Inc. (The)                      891,811         80,646,469
UBS AG(1)                                          9,328,691        111,034,563
                                                               ----------------
                                                                    292,900,683
COMMERCIAL BANKS--2.7%
Banco Bilbao Vizcaya Argentaria SA                11,537,628         99,162,557
Itau Unibanco Holding SA, ADR, Preference          1,981,000         36,767,360
Societe Generale SA, Cl. A                           991,746         22,010,782
Sumitomo Mitsui Financial Group, Inc.              2,248,100         62,620,844
                                                               ----------------
                                                                    220,561,543
DIVERSIFIED FINANCIAL SERVICES--2.0%
BM&F BOVESPA SA                                   14,988,900         78,751,492
Investor AB, B Shares                              4,346,460         80,766,431
                                                               ----------------
                                                                    159,517,923
INSURANCE--5.4%
Aflac, Inc.                                        1,668,000         72,157,680
Allianz SE                                         1,102,707        105,482,527
Dai-ichi Life Insurance Co.                           73,498         72,285,288
Fidelity National Financial, Inc., Cl. A           2,824,110         44,988,072
Prudential plc                                     9,013,709         88,815,844
XL Group plc                                       2,388,842         47,227,406
                                                               ----------------
                                                                    430,956,817
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.4%
DLF Ltd.                                           8,321,942         28,605,854
HEALTH CARE--10.8%
BIOTECHNOLOGY--2.6%
Amgen, Inc.                                        1,215,590         78,053,034
Amylin Pharmaceuticals, Inc.(1)                    3,810,092         43,358,847
Dendreon Corp.(1)                                          1                  8
Gilead Sciences, Inc.(1)                           1,023,070         41,874,255
Theravance, Inc.(1)                                2,045,545         45,206,545
                                                               ----------------
                                                                    208,492,689
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Swiss Medical SA(1,2,3)                           49,975,200         20,305,833


                          2 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)


                                                  SHARES           VALUE
-----------------------------------------------------------------------------
Health Care Equipment & Supplies Continued
Zimmer Holdings, Inc.(1)                         1,876,954   $    100,266,883
                                                             ----------------
                                                                  120,572,716
HEALTH CARE PROVIDERS & SERVICES--3.8%
Aetna, Inc.                                      3,593,899        151,626,599
WellPoint, Inc.                                  2,253,495        149,294,044
                                                             ----------------
                                                                  300,920,643
PHARMACEUTICALS--2.9%
Allergan, Inc.                                     358,820         31,482,867
Bayer AG                                         1,523,131         97,382,607
Mitsubishi Tanabe Pharma Corp.                   2,826,000         44,719,605
Roche Holding AG                                   358,748         60,803,451
                                                             ----------------
                                                                  234,388,530
INDUSTRIALS--12.4%
AEROSPACE & DEFENSE--2.9%
Embraer SA, ADR                                  3,072,705         77,493,620
European Aeronautic Defense & Space Co.          4,937,198        153,601,818
                                                             ----------------
                                                                  231,095,438
BUILDING PRODUCTS--1.6%
Assa Abloy AB, Cl. B                             5,149,324        129,143,689
COMMERCIAL SERVICES & SUPPLIES--0.2%
Mulitplus SA                                       883,500         15,275,633
ELECTRICAL EQUIPMENT--2.0%
Emerson Electric Co.                             1,568,550         73,078,745
Nidec Corp.                                        713,808         62,042,036
Prysmian SpA                                     2,377,571         29,382,488
                                                             ----------------
                                                                  164,503,269
INDUSTRIAL CONGLOMERATES--4.8%
3M Co.                                           1,351,510        110,458,912
Koninklijke Philips Electronics NV               2,882,018         60,394,094
Siemens AG                                       2,219,890        212,435,989
                                                             ----------------
                                                                  383,288,995
MACHINERY--0.7%
Fanuc Ltd.                                         398,600         61,004,391
ROAD & RAIL--0.2%
All America Latina Logistica                     2,548,600         12,707,133
INFORMATION TECHNOLOGY--28.1%
COMMUNICATIONS EQUIPMENT--5.1%
Juniper Networks, Inc.(1)                        4,369,572         89,182,965
Telefonaktiebolaget LM Ericsson, B Shares       31,502,717        320,000,269
                                                             ----------------
                                                                  409,183,234
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.2%
Corning, Inc.                                    4,791,298         62,191,048
Hoya Corp.                                       2,353,416         50,694,605
Keyence Corp.                                      337,776         81,448,909
Kyocera Corp.                                      589,100         47,375,978
Murata Manufacturing Co. Ltd.                    1,881,204         96,663,139
                                                             ----------------
                                                                  338,373,679


                          3 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

                                                          SHARES           VALUE
-------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--4.6%
eBay, Inc.(1)                                            8,454,638   $    256,429,171
Google, Inc., Cl. A(1)                                     172,710        111,553,389
                                                                     ----------------
                                                                          367,982,560
IT SERVICES--2.2%
Automatic Data Processing, Inc.                          1,449,700         78,298,297
Infosys Ltd.                                             1,917,916         99,955,187
                                                                     ----------------
                                                                          178,253,484
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.1%
Altera Corp.                                             4,862,468        180,397,563
Maxim Integrated Products, Inc.                          5,014,765        130,584,481
Taiwan Semiconductor Manufacturing Co. Ltd.             39,757,726         99,528,902
                                                                     ----------------
                                                                          410,510,946
SOFTWARE--6.9%
Adobe Systems, Inc.(1)                                   3,447,164         97,451,326
Intuit, Inc.                                             3,261,040        171,498,094
Microsoft Corp.                                          4,875,182        126,559,725
SAP AG                                                   3,118,664        164,883,743
                                                                     ----------------
                                                                          560,392,888
MATERIALS--0.8%
CHEMICALS--0.8%
Linde AG                                                   426,584         63,464,480
TELECOMMUNICATION SERVICES--1.3%
WIRELESS TELECOMMUNICATION SERVICES--1.3%
KDDI Corp.                                                  16,525        106,273,548
UTILITIES--0.7%
ELECTRIC UTILITIES--0.7%
Fortum OYJ                                               2,752,780         58,567,601


Total Investments, at Value (Cost $6,725,689,890)            100.1%     8,058,037,293
Liabilities in Excess of Other Assets                         (0.1)        (7,125,656)
                                                        -----------------------------
Net Assets                                                   100.0%  $  8,050,911,637
                                                        =============================

Footnotes to Statement of Investments

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1.   Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $20,305,833, which represents 0.25% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:


                       ACQUISITION                                             UNREALIZED
SECURITY                      DATE             COST             VALUE        DEPRECIATION
-----------------------------------------------------------------------------------------
Swiss Medical SA   5/16/94-8/31/11   $   30,390,000   $    20,305,833   $      10,084,167


                          4 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES        GROSS             GROSS              SHARES
                                            SEPTEMBER 30, 2011    ADDITIONS        REDUCTIONS   DECEMBER 30, 2011
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E                                         17,025,678   84,912,814       101,938,492                   -

Swiss Medical SA                                    49,975,200            -                 -          49,975,200

                                                                                        VALUE              INCOME
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                            $             -   $           2,770
Swiss Medical SA                                                                   20,305,833                   -
                                                                              -----------------------------------
                                                                              $    20,305,833   $           2,770
                                                                              ===================================

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:


                                                             LEVEL 2--
                                                                 OTHER         LEVEL 3--
                                          LEVEL 1--        SIGNIFICANT       SIGNIFICANT
                                         UNADJUSTED          OBSERVABL      UNOBSERVABLE
                                      QUOTED PRICES             INPUTS            INPUTS                VALUE
-------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary          $   1,208,868,243   $    274,329,266   $            --   $    1,483,197,509
  Consumer Staples                      773,019,983                 --                --          773,019,983
  Energy                                181,451,231        133,430,204                --          314,881,435
  Financials                            813,181,352        319,361,468                --        1,132,542,820
  Health Care                           844,068,745                 --        20,305,833          864,374,578
  Industrials                           753,640,148        243,378,400                --          997,018,548
  Information Technology              1,944,696,522        320,000,269                --        2,264,696,791
  Materials                              63,464,480                 --                --           63,464,480
  Telecommunication Services            106,273,548                 --                --          106,273,548
  Utilities                                      --         58,567,601                --           58,567,601
                                  ---------------------------------------------------------------------------
Total Assets                      $   6,688,664,252   $  1,349,067,208   $    20,305,833   $    8,058,037,293
                                  ---------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

                           5 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                 TRANSFERS INTO LEVEL 1*   TRANSFERS OUT OF LEVEL 2*
------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary         $           415,671,765   $            (415,671,765)
  Consumer Staples                           317,771,650                (317,771,650)
  Energy                                      82,254,981                 (82,254,981)
  Financials                                 461,123,625                (461,123,625)
  Health Care                                193,808,750                (193,808,750)
  Industrials                                418,857,665                (418,857,665)
  Information Technology                     657,646,866                (657,646,866)
  Materials                                   56,894,462                 (56,894,462)
  Telecommunication Services                 113,495,069                (113,495,069)
                                 ---------------------------------------------------
Total Assets                     $         2,717,524,833   $          (2,717,524,833)
                                 ---------------------------------------------------


* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:


GEOGRAPHIC HOLDINGS                          VALUE   PERCENT
------------------------------------------------------------
United States                     $  3,247,148,208      40.3%
Germany                                769,826,058       9.6
Japan                                  761,566,432       9.5
France                                 611,518,380       7.6
Sweden                                 529,910,389       6.6
Switzerland                            374,409,393       4.6
Brazil                                 328,289,004       4.1
Mexico                                 278,718,130       3.5
United Kingdom                         246,964,835       3.1
Spain                                  221,202,417       2.7
India                                  161,046,398       2.0
Italy                                  121,902,799       1.5
Taiwan                                  99,528,902       1.2
The Netherlands                         60,394,094       0.7
Finland                                 58,567,601       0.7
Korea, Republic of South                51,252,203       0.6
Denmark                                 48,175,276       0.6
Ireland                                 47,227,406       0.6
Argentina                               40,389,368       0.5
                                  --------------------------
Total                             $  8,058,037,293     100.0%
                                  ==========================


                          6 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

Notes to Statement of Investments

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield

                           7 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)

curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

                           8 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)



The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $4,940,851 and $10,455,469, respectively.

                           9 | Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   December 30, 2011* (Unaudited)


Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of December 30, 2011, the Fund had no outstanding forward contracts.

RESTRICTED SECURITIES

As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $        6,774,090,238
                                    ----------------------
Gross unrealized appreciation       $        1,858,055,335
Gross unrealized depreciation                 (572,900,770)
                                    ----------------------
Net unrealized appreciation         $        1,285,154,565
                                    ----------------------


                          10 | Oppenheimer Global Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

By:  /s/ Brian W. Wixted
     ----------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 2/9/2012